UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 June 17, 2011

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109
(Address of principal executive offices)

Registrant’s telephone number, including area code                 (415) 421-7900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers

(d)        On June 17, 2011, the Board of Directors (the “Board”) of Williams-Sonoma, Inc. (the

“Company”) elected Rose Marie Bravo to serve as a director of the Company, effective June 17, 2011.

On June 20, 2011, the Company issued a press release announcing the election of Ms. Bravo to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d)        List of Exhibits

99.1    Press Release dated June 20, 2011 titled Williams-Sonoma, Inc. Announces Rose Marie

Bravo Elected to Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: June 20, 2011	By:	/s/ Sharon L. McCollam
Sharon L. McCollam
Executive Vice President, Chief Operating and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 20, 2011 titled Williams-Sonoma, Inc. Announces Rose Marie Bravo Elected to Board of Directors

4